UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1:  Report to Shareholders.

* Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2015, originally filed with the Securities and Exchange Commission on March 4, 2016 (Accession Number  0001104659-16-102643) to amend Item 1.

The purpose of this amendment is to amend and update the Registrant’s Letter to Shareholders contained in its Annual Report to Shareholders.

FPA U.S. Value Fund, Inc.

Annual Report

December 31, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

This commentary has been amended and updated to include a discussion of FPA U.S. Value Fund's performance under its former investment strategy. As described below, the Fund's investment program changed on September 1, 2015.

Dear Fellow Shareholders,

As previously disclosed, FPA U.S. Value Fund (the "Fund") went through a significant change in September 2015. Long-time managers Eric Ende and Greg Herr resigned from managing the Fund effective August 31, 2015, and Gregory Nathan took over as the Fund's portfolio manager. While the Fund's investment objective did not change in that it continues to seek long-term growth of capital and invest in high-quality businesses, the portfolio manager change did result in a change to the Fund's investment strategy. Specifically, the Fund expanded its investment universe from small/mid-cap to all-cap equities and shifted to principally focus on U.S. companies, as denoted by the Fund's new name. You can read a detailed description of the strategy in the Fund's prospectus or in the Fund's policy statement, both of which are available online at www.fpafunds.com.

The Fund was down 3.68% for the calendar year ended December 31, 2015. For comparison, the Russell 2500 was down 2.90%, and the S&P 500 was up 1.38%. For the period prior to the change (January 1 through August 31), the Fund was down 3.43%; the Russell 2500 and S&P 500 were down 1.58% and 2.88%, respectively during this period. Most of the Fund's holdings were down for this period, with the weakest performers being the investments in trucking companies (Heartland Express and Knight Transportation), as well as energy-related businesses (FMC Technologies). The weakness in those holdings was partially offset by several positive contributors, the largest being O'Reilly Automotive, WABCO Holdings and Bio-Rad Laboratories.

For the period September 1 through December 31, the Fund declined 0.26%; during this period, the Russell 2500 was down 1.34%, and the S&P 500 was up 4.39%. The portfolio restructuring was substantially completed in September, and the majority of the gains realized as a result of that restructuring were distributed to shareholders in October. Below is Gregory Nathan's commentary and outlook for the fourth quarter of 2015.

Gregory Nathan Commentary and Outlook

Unless they had "FANGs" (Facebook, Amazon, Netflix and Google), most investors in the U.S. stock market spent 2015 gritting their teeth over poor performance. While the S&P 500's total return for the year was 1.38%, excluding FANG's weighted average return of 65.07%, the rest of the S&P 500 was down 2.77%. FANG's momentum from the first nine months of the year continued into the fourth quarter, delivering an impressive weighted average return of 24.31%. While making up just 6.1% of the index's weighting, FANG represented 21.1% of the index's return in the fourth quarter of 2015.

In 2015, large-cap growth funds trounced value ones by over 760 bps. Morningstar's large-cap growth category returned -2.98% compared to -8.38% for large-cap value for the first nine months of the year. In the fourth quarter of 2015, growth still reigned supreme. Large-cap growth was up 6.74% compared to 4.70% for large-cap value1.

It has been difficult for most value investors to invest in FANG or the like for at least the past year. While many investors would agree that FANG are high-quality businesses, the valuations of these companies have gone from rich to richer as their future expected growth rates decelerate.

The Fund's primary objective is long-term growth of capital while current income is a secondary consideration. Over any full market cycle, my goal is to provide above-average returns compared to the S&P 500 while minimizing the risk of permanent capital impairment. In any given quarter or year, my style of value

1  Source: Morningstar

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

investing may not be in vogue. But being a patient, long-term investor in high-quality businesses, purchased at discounts to our assessment of intrinsic value, should increase the likelihood that the Fund could produce good results over time.

The S&P 500 booked a total return of 7.04% in the fourth quarter. Despite not having any FANG or its dearly valued, super growth brethren in the portfolio — as well as holding 10% or more of cash and equivalents throughout the quarter — the FPA U.S. Value Fund was up 6.14%. This performance compares favorably to the large-blend category's return of 5.56%, which Morningstar has chosen for the Fund as its peer group. The Fund's cash-on-cash returns were generally in-line with the S&P 500's total return.

2015 Q4
FPA U.S. Value Fund[2]	6.14%
S&P 500	7.04%
Morningstar Large Blend Fund Average[2]	5.56%

Key Performers

Winners	Losers
CBS	Time Warner
Bayerische Motoren Werke	Cummins
Amgen	Whirlpool

On a gross return basis3, U.S. Value's top three winners contributed approximately 2.58% while its losers cost the Fund 0.80%.

One of the Fund's biggest losers in the quarter was Cummins, the world's largest designer and manufacturer of diesel and natural gas engines used in trucks. Upon concluding that the earnings power of its businesses over the foreseeable future was going to decline meaningfully because of macroeconomic trends, I sold the position for a loss, believing the company was not a better value proposition in spite of the price decline. Since the sale, the stock price has declined even further. I continue to believe Cummins is a best-in-class operator with competitive advantages. While Cummins continues to grow its global market share, this growth was no longer enough to offset the tough economic headwinds it is currently facing. As a result, Cummins is on my watch list and will be considered for future investment.

One of the Fund's biggest winners in the fourth quarter was CBS. I explained my investment thesis in great detail in a Special Presentation from the third quarter of 2015. For more information, please refer to it on FPA's website (fpafunds.com) under the FPA U.S. Value section.

Portfolio Activity

"I taketh what the market giveth" — and throughout the fourth quarter of 2015, the market's volatility and relative strength and weakness in certain sectors presented opportunities. Despite this being my first complete quarter managing the Fund after transitioning the portfolio to the new strategy in September, I would expect typical future, quarterly portfolio activity to be less than that in the fourth quarter of 2015.

2  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

3  Performance contribution is presented gross of investment management fees, transaction costs, and Fund operating expenses, which, if included, would reduce the returns presented.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Every day, I picture I have a blank slate to put together the best portfolio possible. That causes me to trim or sell successful investments, as I did in the fourth quarter, if the projected IRR4 of those companies declines below a level that is compelling enough to remain invested to the same degree or even at all.

For example, let's say "Company A" in the portfolio as of 9/30/15 provided an estimated total return of 50% to my base case over the next three years, which equates to a 14.5% IRR. In October, Company A's stock price increased 15% while the total expected return did not change. Therefore, the future expected IRR over the next 35 months declined to 9.5%.

During the first half of the fourth quarter, the media sector along with various consumer discretionary holdings strengthened while healthcare weakened. I reduced the portfolio's media exposure from approximately 20% to 16% throughout October and November — but as the media sector weakened in December, I brought the Fund's exposure back up to approximately 19%. Overall consumer discretionary exposure came down a bit from 41.7% to 39.0%. Richemont and Ralph Lauren were sold while 21st Century Fox, CBS and BMW position sizes were reduced — all done with nice gains. Additionally, I made an investment in Whirlpool, the largest U.S. appliance manufacturer.

The healthcare sector was particularly weak throughout the first half of the fourth quarter. In my opinion, a combination of Hillary Clinton's tweets regarding pharmaceutical pricing and Valeant's issues were key factors impacting the sector's performance.

Source: J.P. Morgan

In my opinion, there were several proverbial babies being thrown out with the bathwater. I increased the Fund's investment in McKesson, the largest U.S. pharmaceutical drug distributor and took a position in Cardinal Health, the third largest U.S. drug distributor. I also increased the Fund's investment in Allergan PLC prior to its announced merger with Pfizer. Finally, I added Anthem and AbbVie to the portfolio. The Fund's healthcare exposure has increased from 14.3% at the end of the third quarter to 25.3%.

4  Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows (both positive and negative) from a project or investment equal zero. Internal rate of return is used to evaluate the attractiveness of a project or investment.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

I continue to have a favorable view towards healthcare. America's aging demographics and growing number of citizens with insurance coverage are tailwinds that should increase utilization. The greatest risk to investing in the sector is the country's ability to afford increasing costs that are well in excess of inflation. That trend could impact pricing as well as volume growth. Given that concern, I aim to find attractively valued companies that improve healthcare outcomes while lowering the total cost of care. The added benefit of increased exposure to the healthcare sector is that it is less economically sensitive, which helps protect the portfolio's downside from a recessionary environment.

The Fund's industrial exposure increased modestly from 10.5% to 10.8%, but the composition of the sector exposure changed meaningfully. As mentioned, Cummins was sold for a loss while Ingersoll-Rand was trimmed by over 50% for a nice gain.

The rest of the industrial exposure is made up of Spirit Airlines, Delta Airlines and FedEx. Historically, the airline sector has delivered poor investment results. But I think it is important to recognize the structural changes that have taken place in the industry over the past number of years. These companies largely operate as duopolies or oligopolies within a majority of their routes. Valuations are undemanding, EPS5 is growing nicely and return on capital continues to improve. That being said, I will continue to monitor the competitive dynamics within each company's markets to ensure that the industry construct remains favorable.

Exposure to financials was reduced from 18.1% to 11.4%. This was done, in large part, to help increase exposure to healthcare. BlackRock was sold for a gain as the future projected IRR declined below a level that was compelling enough to remain invested in the company. Meanwhile, KKR was sold for a loss. KKR's stock price suffered from management's new, fixed and generally lower dividend distribution policy. While this does not change my estimate of KKR's intrinsic value, it does affect how the market will value the company. As a result, KKR is on my watch list to be considered for future investment. Lastly, the Federal Reserve's recent 0.25% rate hike and potential future rate hikes should benefit Ameriprise, a top 10 holding.

The Fund is not invested in certain sectors, such as Consumer Staples and Energy, because I have been unable to find well-managed, high-quality companies at attractive valuations.

Portfolio Profile

At the end of the quarter, the Fund had 24 disclosed positions, up from 21 at the end of the third quarter. Since I continue to find the most value in large cap companies, the weighted average market capitalization of the Fund's disclosed holdings was approximately $44 billion compared to $40 billion at the end of the third quarter. The top 10 positions accounted for approximately 47% of the portfolio. Cash and equivalents made up about 10%.

Based on consensus estimates for 2016, at the end of the fourth quarter, the portfolio had a forward-weighted average P/E6 of 12.7x and an expected EPS growth rate of 12.4% over the next two years. The portfolio was priced at an approximate 27% discount to my estimate of its intrinsic value compared to a 29% discount at the end of the third quarter.

Investment Philosophy

Time is the friend of a good, competitively-advantaged company whose value can compound at an above-average rate over a multi-year period.

5  EPS (Earnings Per Share) is the portion of a company's profit allocated to each outstanding share of common stock. It serves as an indicator of a company's profitability.

6  P/E (Price-to-Earnings Ratio) is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Equally important is that such a company operates in a growing industry that has a favorable supply/demand balance as well as competitors who are acting rationally. This generally means pricing, volume growth and operating margins can be fairly predictable.

I prefer to invest in quality companies that are well managed. However, the quality of the business and valuation trump the capability of management. That is because absent any structural impediment, poor managers can be replaced.

If you'd like to know more, please refer to the Fund's investment policy statement for a more detailed explanation at http://fpafunds.com/docs/fpa-us-value-fund-information/investment-policy-statement_us-value.

Conclusion

There are various global macroeconomic and geopolitical risks that may pose a threat to the market's earnings over the coming years. Our portfolio companies are not immune to them. However, compared to the market, I believe our portfolio is higher in quality, possesses better potential for earnings growth and is less financially levered. Even better, our portfolio's securities in the aggregate trade at a material discount to the market and my estimate of its intrinsic value.

I continue to be very enthusiastic about the Fund's investments. So much so that during the fourth quarter I increased my personal investment in the Fund and now have over $1 million invested in FPA U.S. Value. I like to eat my own cooking and plan to have more helpings in 2016.

I look forward to delivering value for shareholders over the coming years. Your confidence and continued support is truly appreciated.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA U.S. Value Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2015

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

A new strategy for FPA U.S. Value Fund, Inc. was implemented beginning on September 1, 2015. The returns above include performance of the previous managers prior to that date and are not indicative of future financial results.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 16. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

December 31, 2015

Common Stocks		90.6%
Entertainment Content	19.3%
Health Care Supply Chain	11.2%
Automobiles	7.9%
Airlines	5.7%
Publishing & Broadcasting	5.2%
Wealth Management	5.0%
Specialty Pharma	4.5%
Investment Management	4.4%
Other Common Stocks	4.0%
Home Improvement	4.0%
Managed Care	3.5%
Biotech	3.5%
Large Pharma	2.7%
Comml & Res Bldg Equip & Sys	2.6%
Entertainment Facilities	2.6%
Courier Services	2.5%
Consumer Finance	2.0%
Short-term Investments		11.0%
Other Assets And Liabilities, Net		(1.6)%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2015

COMMON STOCKS	Shares	Fair Value
ENTERTAINMENT CONTENT — 19.3%
CBS Corporation (Class B)	178,100	$8,393,853
Discovery Communications, Inc. (Class C)*	198,870	5,015,501
MSG Networks, Inc.*	98,490	2,048,592
Time Warner, Inc.	129,350	8,365,065
Twenty-First Century Fox, Inc. (Class A)	307,900	8,362,564
		$32,185,575
HEALTH CARE SUPPLY CHAIN — 11.2%
Cardinal Health, Inc.	55,740	$4,975,910
Express Scripts Holding Co.*	56,680	4,954,399
McKesson Corporation	43,865	8,651,494
		$18,581,803
AUTOMOBILES — 7.9%
Bayerische Motoren Werke AG (Germany)	61,900	$6,567,552
Daimler AG (Germany)	78,350	6,605,692
		$13,173,244
AIRLINES — 5.7%
Delta Air Lines, Inc.	87,200	$4,420,168
Spirit Airlines, Inc.*	126,760	5,051,386
		$9,471,554
PUBLISHING & BROADCASTING — 5.2%
Houghton Mifflin Harcourt Co.*	400,785	$8,729,097
WEALTH MANAGEMENT — 5.0%
Ameriprise Financial, Inc.	78,500	$8,353,970
SPECIALTY PHARMA — 4.5%
Allergan plc*	24,100	$7,531,250
INVESTMENT MANAGEMENT — 4.4%
Invesco Ltd.	216,900	$7,261,812
HOME IMPROVEMENT — 4.0%
Whirlpool Corporation	45,350	$6,660,555
MANAGED CARE — 3.5%
Anthem, Inc.	41,560	$5,795,126
BIOTECH — 3.5%
Amgen, Inc.	35,640	$5,785,441

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
LARGE PHARMA — 2.7%
AbbVie, Inc.	75,500	$4,472,620
COMML & RES BLDG EQUIP & SYS — 2.6%
Ingersoll-Rand plc	79,050	$4,370,675
ENTERTAINMENT FACILITIES — 2.6%
Madison Square Garden Co. (The)*	26,293	$4,254,207
COURIER SERVICES — 2.5%
FedEx Corporation	28,300	$4,216,417
CONSUMER FINANCE — 2.0%
American Express Co.	47,500	$3,303,625
OTHER COMMON STOCKS — 4.0%		$6,734,265
TOTAL COMMON STOCKS — 90.6% (Cost $145,858,040)		$150,881,236
TOTAL INVESTMENT SECURITIES — 90.6% (Cost $145,858,040)		$150,881,236
SHORT-TERM INVESTMENTS — 11.0%
State Street Bank Repurchase Agreement — 0.03% 1/4/2016 (Dated 12/31/2015, repurchase price of $18,369,000, collateralized by $18,690,000 principal amount U.S. Treasury Note — 2.25% 2024, fair value $18,736,725)	$18,369,000	$18,369,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,369,000)		$18,369,000
TOTAL INVESTMENTS — 101.6% (Cost $164,227,040)		$169,250,236
Other Assets and Liabilities, net — (1.6)%		(2,614,648)
NET ASSETS — 100.0%		$166,635,588

*  Non-income producing security.

  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investment securities — at fair value (identified cost $145,858,040)	$150,881,236
Short-term investments — at amortized cost (maturities 60 days or less)	18,369,000
Cash	269
Receivable for:
Investment securities sold	2,345,046
Capital Stock sold	396,400
Dividends and interest	170,080
Prepaid expenses and other assets	33,423
Total assets	172,195,454
LIABILITIES
Payable for:
Investment securities purchased	4,303,367
Capital Stock repurchased	1,018,097
Advisory fees	99,104
Accrued expenses and other liabilities	139,298
Total liabilities	5,559,866
NET ASSETS	$166,635,588
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 17,813,172 outstanding shares	$178,132
Additional Paid-in Capital	161,003,407
Undistributed net realized gain	434,252
Undistributed net investment income	4,737
Unrealized appreciation of investments	5,015,060
NET ASSETS	$166,635,588
NET ASSET VALUE
Offering and redemption price per share	$9.36

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $30,285)	$2,641,984
Interest	3,562
Total investment income	2,645,546
EXPENSES
Advisory fees	1,963,391
Transfer agent fees and expenses	205,064
Legal fees	120,946
Reports to shareholders	114,658
Directors fees and expenses	108,935
Audit and tax services fees	96,473
Filing fees	49,412
Custodian fees	29,884
Administrative services fees	12,089
Professional fees	9,929
Other	25,067
Total expenses	2,735,848
Net expenses	2,735,848
Net investment loss	(90,302)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	188,389,458
Foreign currency transactions	46,916
Net change in unrealized appreciation (depreciation) of:
Investments	(201,893,288)
Translation of foreign currency denominated amounts	(8,136)
Net realized and unrealized loss	(13,465,050)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,555,352)

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(90,302)	$(509,360)
Net realized gain	188,436,374	14,487,263
Net change in unrealized appreciation (depreciation)	(201,901,424)	34,665,920
Net increase (decrease) in net assets resulting from operations	(13,555,352)	48,643,823
Distributions to shareholders from:
Net realized capital gains	$(186,046,273)	$(24,200,669)
Total distributions	(186,046,273)	(24,200,669)
Capital Stock transactions:
Proceeds from Capital Stock sold	30,648,612	32,375,008
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	175,645,775	21,686,908
Cost of Capital Stock repurchased	(176,950,134)*	(52,532,887)*
Net increase from Capital Stock transactions	29,344,253	1,529,029
Total change in net assets	(170,257,372)	25,972,183
NET ASSETS
Beginning of year	336,892,960	310,920,777
End of year	$166,635,588	$336,892,960
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,678,809	633,951
Shares issued to shareholders upon reinvestment of dividends and distributions	19,876,715	408,953
Shares of Capital Stock repurchased	(10,039,239)	(1,023,002)
Change in Capital Stock outstanding	11,516,285	19,902

*  Net of redemption fees of $39,215 and $7,712 for the year ended December 31, 2015 and year ended December 31, 2014, respectively.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$53.50	$49.53	$41.09	$36.36	$37.79
Income from investment operations:
Net investment income (loss)*	$(0.01)	$(0.08)	—	$0.02	$(0.04)
Net realized and unrealized gain (loss) on investment securities	(4.38)	8.08	$11.98	5.35	(1.39)
Total from investment operations	$(4.39)	$8.00	$11.98	$5.37	$(1.43)
Less distributions:
Dividends from net investment income	—	—	$(0.02)	—	—
Distributions from net realized capital gains	$(39.75)	$(4.03)	(3.52)	$(0.64)	—
Total distributions	$(39.75)	$(4.03)	$(3.54)	$(0.64)	—
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$9.36	$53.50	$49.53	$41.09	$36.36
Total investment return***	(3.68)%	16.38%	30.46%	14.96%	(3.78)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$166,636	$336,893	$310,921	$255,084	$234,378
Ratio of expense to average net assets	0.97%	0.94%	0.96%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.16)%	(0.22)%	0.04%	(0.11)%
Portfolio turnover rate	109%	5%	8%	2%	5%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") (formerly, FPA Perennial Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $285,702,788 for the year ended December 31, 2015. The proceeds and cost of securities sold resulting in net realized gains of $188,389,458 aggregated $440,737,233 and $252,347,775, respectively, for the year ended December 31, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2015:

Undistributed Ordinary Income	$978,373
Undistributed Net Realized Gains	220,396
Unrealized Appreciation	4,255,280

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Distributions from long-term capital gains	$186,046,273	$24,200,669

The cost of investment securities held at December 31, 2015, was $146,617,820 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2015, for federal income tax purposes was $6,366,595 and $2,103,179, respectively resulting in net unrealized appreciation of $4,263,416. As of and during the year ended December 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

During the year ended December 31, 2015, the Fund reclassified $95,039 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses and non-taxable dividend adjustments.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund calculated at the annual rate of 0.1% of the Fund's average daily net assets. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2015, the Fund paid aggregate fees and expenses of $108,935 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2015, the Fund collected $39,215 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Entertainment Content	$32,185,575	—	—	$32,185,575
Health Care Supply Chain	18,581,803	—	—	18,581,803
Automobiles	13,173,244	—	—	13,173,244
Airlines	9,471,554	—	—	9,471,554
Publishing & Broadcasting	8,729,097	—	—	8,729,097
Wealth Management	8,353,970	—	—	8,353,970
Specialty Pharma	7,531,250	—	—	7,531,250
Investment Management	7,261,812	—	—	7,261,812
Home Improvement	6,660,555	—	—	6,660,555
Managed Care	5,795,126	—	—	5,795,126
Biotech	5,785,441	—	—	5,785,441
Large Pharma	4,472,620	—	—	4,472,620
Comml & Res Bldg Equip & Sys	4,370,675	—	—	4,370,675
Entertainment Facilities	4,254,207	—	—	4,254,207
Courier Services	4,216,417	—	—	4,216,417
Consumer Finance	3,303,625	—	—	3,303,625
Other Common Stocks	6,734,265	—	—	6,734,265
Short-Term Investment	—	$18,369,000	—	18,369,000
	$150,881,236	$18,369,000	—	$169,250,236

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2015.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit. During the year ended December 31, 2015, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$18,369,000	$18,369,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $18,736,725 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA U.S. VALUE FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA U.S. Value Fund, Inc. (the "Fund") (formerly, FPA Perennial Fund, Inc.), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA U.S. Value Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 18, 2016

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2015, the directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Directors, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors discussed with the Adviser the change in portfolio management to Gregory Nathan and related changes to the Fund's investment strategy effective September 1, 2015. The Adviser also discussed the name change from FPA Perennial Fund, Inc. to FPA U.S. Value Fund, Inc. and the changes to the Fund's investment strategy. The Board and the Independent Directors then acknowledged the length of service and outstanding reputation of the Fund's outgoing portfolio managers, Eric Ende, who has managed the Fund since 1995, and Gregory A. Herr, who joined the Adviser in 2007 and has managed the Fund since 2013. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group for the one-, three- , five- and ten-year periods ending March 31, 2015. In addition, the Fund outperformed the Fund's benchmark, Russell 2500 Index for one and ten-year periods ending June 30, 2015 but underperformed the Index for the three- and five-year periods ending June 30, 2015. They also noted that Morningstar changed the Fund's analyst rating from a "Silver" Analyst Rating to a "Neutral" Analyst Rating due to the change in the portfolio management team and investment strategy on September 1, 2015. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were below the median of those for the Peer Group and that the overall expense ratio of the Fund was below the median of that of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional account managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. It was noted that effective as of March 23, 2015, the Fund engaged State Street to provide financial and administrative services and that the Adviser is no longer being reimbursed for financial and administrative services by the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio management team, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were seven years ago.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues benefitted from the services of the Adviser's highly experienced portfolio management team, which has produced competitive long-term returns, as well as their expectation that the new management team can also produce competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2015	$1,000.00	$1,000.00
Ending Account Value December 31, 2015	$964.60	$1,019.80
Expenses Paid During Period*	$5.31	$5.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2015 (184/365 days).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – (66)†	Director Years Served: <1	Consultant, ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007-2014.	7
Thomas P. Merrick – (78)†	Director* Years Served: 6	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Director* Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Gregory Nathan – (34)	Vice President & Portfolio Manager Years Served: <1	Managing Director of the Adviser since 2015. Formerly Vice President of the Adviser from 2007 to 2015.
J. Richard Atwood – (55)	President Years Served: 18	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Francine S. Hayes – (48)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
E. Lake Setzler – (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s senior   executive and financial officers.

(b)                                 Not Applicable

(c)                                  The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2014	2015
(a) Audit Fees	$36,000	$39,500
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$8,160	$8,700
(d) All Other Fees	$-0-	$-0-

(1)	Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)

The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

	(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)

the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)

the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	None.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 1, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 1, 2016